U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2017
ADVANCED EMISSIONS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:    (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (filed on April 19, 2016), Advanced Emissions Solutions, Inc. ("ADES") had a class action lawsuit against ADES and certain of its current and former officers. Plaintiffs alleged that ADES and other defendants misrepresented to the investing public the Company’s financial condition and its financial controls to artificially inflate and maintain the market price of ADES’s common stock. The plaintiffs complaint alleged two claims for relief for: 1) alleged violations of Section 10(b), Rule 10b-2 of the Exchange Act and 2) control person liability under Section 20(a) of the Exchange Act.

On February 10, 2017, ADES, received an order and final judgment that the lawsuit filed in the federal court in Denver, Colorado was settled, and the entire case has been dismissed with prejudice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 16, 2017

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

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